UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 30, 2007

Legacy Reserves
(Exact name of registrant as specified in its charter)

Delaware	1-33249	16-1751069
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 W WALL ST, SUITE 1600 MIDLAND, TX	79701
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (432) 682-2516

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On April 3, 2007, Legacy issued a press release announcing that it entered into natural gas and natural gas liquids swaps related to its previously announced planned acquisition of oil and gas producing interests from Nielson & Associates in the East Binger (Marchand) Unit. A copy of the press release announcing the entry into the natural gas and natural gas liquids swaps is furnished with this report as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit 99.1      Press Release dated April 3, 2007.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Legacy Reserves (Registrant)
April 03, 2007 (Date)	/s/ STEVEN H. PRUETT Steven H. Pruett President, Chief Financial Officer and Secretary

Exhibit Index
99.1	Press release dated April 03, 2007